UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement.

[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement.

Catholic Responsible Investments Funds
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Catholic Responsible Investments Short Duration Bond Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION
STATEMENT

The Information Statement is available at

https://cbisonline.com/us/legal-financial/

September 15, 2022

As a shareholder of the Catholic Responsible Investments Short Duration Bond Fund (the "Fund"), a series of Catholic Responsible Investments Funds (the "Trust"), you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the hiring of Teachers Advisors, LLC ("TAL") and Wellington Management Company, LLP ("Wellington Management" and, together with TAL, the "Sub-Advisers") as investment sub-advisers to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

Summary of Information Statement

As discussed in greater detail in the Information Statement, at a meeting held on May 23- 24, 2022, the Board of Trustees of the Trust (the "Board") approved: (i) an investment sub-advisory agreement between Christian Brothers Investment Services, Inc. ("CBIS"), the investment adviser of the Fund, and TAL, pursuant to which TAL serves as an investment sub-adviser to the Fund (the "New TAL Sub-Advisory Agreement"); and (ii) an investment sub-advisory agreement between CBIS and Wellington Management, pursuant to which Wellington Management serves as an investment sub-adviser to the Fund (the "New Wellington Management Sub-Advisory Agreement" and, together with the New TAL Sub-Advisory Agreement, the "New Sub-Advisory Agreements"). The Board approved the appointment of TAL and Wellington Management to be effective as of a date determined by the officers of the Trust, which the officers determined to be June 17, 2022.

The U.S. Securities and Exchange Commission has issued an exemptive order that permits CBIS to enter into and materially amend sub-advisory agreements with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires CBIS to furnish shareholders with information about the sub-advisers and the sub-advisory agreements. Accordingly, the purpose of the Information Statement is to furnish shareholders with detailed information about the Sub-Advisers and the New Sub-Advisory Agreements.

You may print and view the full Information Statement on the internet at https://cbisonline.com/us/legal-financial/. The Information Statement will be available on the website until at least December 14, 2022. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 866-348-6466 or by mail at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 until December 14, 2022. The Fund's first semi-annual report dated April 30, 2022 is available upon request, without charge, by contacting your financial intermediary or writing to the Fund at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 or calling 866-348-6466.

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Catholic Responsible Investments Short Duration Bond Fund

INFORMATION STATEMENT

September 15, 2022

This information statement (the "Information Statement") is being made available to the shareholders of the Catholic Responsible Investments Short Duration Bond Fund (the "Fund"), a series of Catholic Responsible Investments Funds (the "Trust"). This Information Statement relates to the approval by the Board of Trustees of the Trust (the "Board" or the "Trustees") of: (i) a new investment sub-advisory agreement between Christian Brothers Investment Services, Inc. ("CBIS"), the investment adviser to the Fund, and Teachers Advisors, LLC ("TAL"), pursuant to which TAL serves as an investment sub-adviser to the Fund (the "New TAL Sub-Advisory Agreement"); and (ii) an investment sub-advisory agreement between CBIS and Wellington Management Company, LLP ("Wellington Management" and, together with TAL, the "Sub-Advisers"), pursuant to which Wellington Management serves as an investment sub-adviser to the Fund (the "New Wellington Management Sub-Advisory Agreement" and, together with the New TAL Sub-Advisory Agreement, the "New Sub-Advisory Agreements").

The U.S. Securities and Exchange Commission (the "SEC") has issued an exemptive order that permits CBIS to enter into and materially amend sub-advisory agreements with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires CBIS to furnish shareholders with information about the Sub-Advisers and the New Sub-Advisory Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

CBIS is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to CBIS by the SEC on February 15, 2022 (the "Exemptive Order"), CBIS employs a so-called "manager-of-managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as an investment adviser or sub-adviser to the fund. The Exemptive Order exempts CBIS and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows CBIS, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its meeting held on May 23-24, 2022 (the "May 2022 Meeting"), the Board approved: (i) the appointment of TAL as an investment sub-adviser to the Fund and the New TAL Sub-Advisory Agreement; and (ii) the appointment of Wellington Management as an investment sub-adviser to the Fund and the New Wellington Management Sub-Advisory Agreement. The Board approved the appointment of TAL and Wellington Management to be effective as of a date determined by the officers of the Trust, which the officers determined to be June 17, 2022. Such assets were previously managed by Longfellow Investment Management Co., LLC ("Longfellow"), which has ceased to provide investment sub-advisory services to the Fund.

CBIS recommended that the Board approve the termination of Longfellow as investment sub-adviser to the Fund due, among other things, to changes in the investment management personnel at Longfellow. CBIS recommended that the Board approve the appointment of TAL as an investment sub-adviser to the Fund for multiple reasons, including because CBIS believes that TAL's impact bond strategy would add a differentiated source of return for the Fund while investing consistent with Catholic values. CBIS also recommended that the Board approve the appointment of Wellington Management as an investment sub-adviser to the Fund due to, among other reasons, the stability of Wellington Management's investment team and the quality of services currently provided by Wellington Management as an investment sub-adviser to certain other series of the Trust.

The appointment of TAL and Wellington Management as investment sub-advisers to the Fund and the reallocation of Longfellow's allocated portion of the Fund among TAL and Wellington Management is not expected to result in an increase in the total management and advisory fees payable by the Fund. If CBIS determines to hire new investment sub-advisers, or reallocate the Fund's assets in the future, the Fund's management and advisory fees may increase.

THE BOARD'S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS

In preparation for the May 2022 Meeting, the Trustees requested that CBIS and the Sub-Advisers furnish information necessary to evaluate the terms of the New Sub-Advisory Agreements. The Trustees used this information, as well as other information that CBIS, the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the May 2022 Meeting, as well as at the Board's meetings held on August 17-18, 2021 and November 15-17, 2021 (the "2021 Meetings"), to help them decide whether to approve the New Sub-Advisory Agreements for an initial two-year term.

Specifically, the Board requested and received written materials from CBIS, the Sub-Advisers and other service providers of the Fund, or considered information previously furnished or presented at the 2021 Meetings, regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; (ii) the Sub-Advisers' investment management personnel; (iii) the Sub-Advisers' operations and financial conditions; (iv) the Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund's proposed advisory fees to be paid to CBIS and the Sub-Advisers; (vi) the Sub-Advisers' compliance program, including a description of any material compliance matters and any material compliance violations; (vii) the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (viii) the Sub-Advisers' investment experience; (ix) CBIS' rationale for recommending the Sub-Advisers; and (x) the Sub-Advisers' performance in managing similar accounts.

Representatives from CBIS and the Sub-Advisers then presented additional information and participated in question and answer sessions at the May 2022 Meeting to help the Trustees evaluate the Sub-Advisers' services, fees and other aspects of the New Sub-Advisory Agreements.

Based on their evaluation of the information provided by CBIS and the Sub-Advisers, the Trustees, including all of the trustees who are not parties to the New Sub-Advisory Agreements nor are considered "interested persons" (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreements (the "Independent Trustees"), voting separately, approved the New Sub-Advisory Agreements at the May 2022 Meeting. In considering the approval of the New Sub-Advisory Agreements, the Board considered various factors that it determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; and (ii) the fees to be paid to CBIS and the Sub-Advisers, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Sub-Advisers

In considering the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board reviewed the portfolio management services to be provided by the Sub-Advisers to the Fund, including the quality of the portfolio management personnel, the resources of the Sub-Advisers and each Sub-Adviser's compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreements. The Trustees also reviewed the Sub-Advisers' proposed investment and risk management approaches for the Fund. The Trustees considered that CBIS would supervise and monitor the performance of the Sub-Advisers. The responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Sub-Advisers to the Fund were available to the Board, as were the most recent investment adviser registration forms ("Form ADV") for the Sub-Advisers, in the materials or through public disclosure.

The Trustees also considered other services to be provided to the Fund by the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Sub-Advisers would be satisfactory.

Investment Performance of the Sub-Advisers

Because the Sub-Advisers are new to the Fund and had not managed Fund assets, they did not yet have investment performance records with respect to the Fund and it was not possible to determine the profitability that the Sub-Advisers might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Advisers' investment performance with respect to the Fund, the Sub-Advisers' profitability, or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow, but will do so during future considerations of the New Sub-Advisory Agreements.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to CBIS, as well as the fees payable by CBIS to the Sub-Advisers, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to CBIS and the Sub-Advisers. The Trustees also considered that CBIS, and not the Fund, would pay the Sub-Advisers pursuant to the New Sub-Advisory Agreements, and that the fees payable to the Sub-Advisers would reflect arms-length negotiations between CBIS and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Advisers.

Approval of the New Sub-Advisory Agreements

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the New Sub-Advisory Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreements for an initial term of two years. In its deliberations, the Board did not identify any absence of information material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreements are included in the Exhibits to this Information Statement. Set forth below is a summary of all material terms of the New Sub-Advisory Agreements. Although the summary below is qualified in its entirety by reference to the New TAL Sub-Advisory Agreement included as Exhibit A and the New Wellington Management Sub-Advisory Agreement as Exhibit B, shareholders should still read the summary below carefully.

•	Investment Advisory Services

Each Sub-Adviser is responsible for providing the following investment advisory services to the Fund in regard to its allocated portion of the Fund under its New Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program consistent with the investment objectives and policies of the Fund; (iii) deciding what investments will be purchased, retained or sold with respect to the Fund; (iv) arranging for the purchase and the sale of investments held by the Fund by placing purchase and sale orders with brokers or dealers selected by the Sub-Adviser; (v) in connection with the selection of brokers or dealers and the placing of orders, seeking best execution considering all relevant circumstances; and (vi) providing CBIS, the Trust and CBIS' and the Trust's respective officers with periodic reports concerning the obligations the Sub-Adviser has assumed under its New Sub-Advisory Agreement as CBIS and the Trust may reasonably request. All services provided by a Sub-Adviser under its New Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of CBIS and of the Board, and the requirements of the 1940 Act and other applicable laws.

•	Liability of the Sub-Advisers and Indemnification

Each Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents1 relating to the Sub-Adviser and the Sub-Adviser's affiliates, the Fund's investment strategies and related risks and other information supplied by the Sub-Adviser for inclusion therein.

Each Sub-Adviser shall generally be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the registration statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), including, but not limited to, the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code (the investments described in this paragraph collectively are referred to as "Improper Investments"); provided that each Sub-Adviser's responsibility with respect to the diversification and source of income requirements shall be limited to the portion of the Fund's assets managed by the Sub-Adviser and that CBIS shall be ultimately responsible for compliance with diversification and source of income requirements of the overall Fund.

[1]	“Disclosure Documents” means the Fund’s registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and any advertising and sales material related to the Fund.

Each Sub-Adviser has an obligation to indemnify and hold harmless CBIS, the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (any said person, an "Indemnified Party"), against any and all losses, claims, damages, expenses or liabilities (including the reasonable costs of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) arising out of or based upon: (i) a material breach by the Sub-Adviser of its New Sub-Advisory Agreement or of the representations and warranties made by the Sub-Adviser in its New Sub-Advisory Agreement; (ii) any Improper Investment; (iii) any untrue statement of a material fact by a Sub-Adviser provided to CBIS for use in any Disclosure Document relating to the Sub-Adviser or its affiliates, the Fund's investment strategies and related risks, and other information supplied by the Sub-Adviser for inclusion therein, or the omission by the Sub-Adviser from information provided to CBIS for use in a Disclosure Document of a material fact regarding the Sub-Adviser or the Sub-Adviser's investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) except as otherwise provided in the New Sub-Advisory Agreements, a Sub-Adviser's performance or non-performance of its duties under the New Sub-Advisory Agreements where the Sub-Adviser acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the New Sub-Advisory Agreement in such performance or non-performance; provided, however, that nothing shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or its shareholders to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

TAL's indemnification obligation shall not apply to any losses, claims, damages, expenses, or liabilities to the extent those losses, claims, damages, expenses, or liabilities are caused by an Indemnified Party's gross negligence, willful misfeasance, bad faith, or reckless disregard of its duties under the New TAL Sub-Advisory Agreement.

•	Maintenance of Books and Records

Under each New Sub-Advisory Agreement, the applicable Sub-Adviser is required to maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by such Sub-Adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by CBIS, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Sub-Adviser's responsibilities under its New Sub-Advisory Agreement with respect to the Fund, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

•	Reporting Obligation

Each Sub-Adviser has an obligation to provide the Trust and CBIS with quarterly compliance reports regarding the Fund's compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and, with respect to the New Wellington Management Sub-Advisory Agreement, Subchapter M of the Code, and the Fund's and CBIS' policies, guidelines, or procedures as applicable to such Sub-Adviser's obligations under its New Sub-Advisory Agreement. Each Sub-Adviser also has an obligation to notify the Trust's Chief Compliance Officer and CBIS' Chief Compliance Officer promptly upon detection of, among other things, (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or such Sub-Adviser's policies, guidelines or procedures.

•	Duration and Termination

Each New Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. Each New Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, either (i) by vote of the Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund, (b) by CBIS at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the applicable Sub-Adviser and the Trust, or (c) by the applicable Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to CBIS and the Trust.

•	Governing Law

Each New Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT CBIS

CBIS currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and CBIS, dated November 17, 2021. As of July 31, 2022, CBIS had approximately $9.6 billion in assets under management. As investment adviser, CBIS manages the Fund pursuant to a manager-of-managers structure, whereby CBIS has overall responsibility for the general management and day-to-day operations of the Fund, but has retained one or more investment sub-advisers to make the investment decisions for all or allocated portions of the Fund's assets. For these services, the Fund pays CBIS an annual fee of 0.30% of its average daily net assets.

INFORMATION ABOUT TAL

TAL is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. The Teachers Insurance and Annuity Association of America ("TIAA") Board of Governors holds all of the shares of TIAA, an insurance company, which holds all of the shares of Nuveen, LLC ("Nuveen"), the investment management arm of TIAA. Nuveen, in turn, holds all of the shares of Nuveen Finance, LLC, which holds all of the shares of TAL. TAL also serves as adviser or sub-adviser to certain other registered investment companies. TAL and the other foregoing entities are located at 730 Third Avenue, New York, New York 10017-3206. As of July 31, 2022, TAL had approximately $347.5 billion in assets under management. Listed below are the names and titles of each principal executive officer of TAL. The address of each principal executive officer is 730 Third Avenue, New York, New York 10017-3206.

Name	Title
Stuart Redman Brunet	Managing Director, Chief Compliance Officer
William T. Huffman	President, Nuveen Equities and Fixed Income
Oluseun S. Salami	Senior Vice President, Chief Financial Officer
Ronald Geoffry Stutes	Head of Global Investment Operations (Interim)

TAL does not advise any other registered investment companies with a similar investment objective to that of the Fund.

INFORMATION ABOUT WELLINGTON MANAGEMENT

Wellington Management, located at 280 Congress Street, Boston, Massachusetts 02210, is an investment adviser registered with the SEC under the Advisers Act. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2022, Wellington Management had investment management authority with respect to approximately $1.19 trillion in assets. Listed below are the names and titles of each principal executive officer of Wellington Management. The address of each principal executive officer is 280 Congress Street, Boston, Massachusetts 02210.

Name	Title
Jean M. Hynes	Chief Executive Officer, Managing Partner
Terrance M. Burgess	Head of Investment Boutiques, Managing Partner
Stephen Klar	President, Managing Partner

Wellington Management does not advise any other registered investment companies with a similar investment objective to that of the Fund.

ADDITIONAL INFORMATION

Information about Other Service Providers

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this information statement.

Beneficial Ownership of Shares

As of August 31, 2022, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the Fund.

Catholic Responsible Investments Short Duration Bond Fund
Name and Address	Share Class	% of Class
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	21.29%

Catholic Responsible Investments Short Duration Bond Fund
Name and Address	Share Class	% of Class
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	8.13%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	Institutional Shares	7.20%
CARMELITE SISTERS A AND I CONT CARE CONTINUING CARE TRUST 600 WOODS RD GERMANTOWN, NY 12526-5644	Institutional Shares	6.43%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust's transfer agent.

Annual Report to Shareholders

For a free copy of the Fund's first semi-annual report dated April 30, 2022, which covers the period from the Fund's inception to April 30, 2022, shareholders of the Fund may call 1-866-348-6466 or write to the Fund at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-866-348-6466 or forward a written request to Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

(A)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Teachers Advisors, LLC, relating to the Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund
(B)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Wellington Management Company, LLP, relating to the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund

EXHIBIT A

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Teachers Advisors, LLC, relating to the Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the "Agreement") made as of this 1st day of June, 2022, by and between Christian Brothers Investment Services, Inc. (the "Adviser"), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and Teachers Advisors, LLC, a wholly owned subsidiary of Nuveen, LLC (the "Sub-Adviser"), which is a limited liability corporation incorporated in the State of Delaware, with the Sub-Adviser's principal place of business at 730 Third Avenue, New York, NY 10017.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of the Catholic Responsible Investments Funds (the "Trust"), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the series set forth on Schedule A to this Agreement (each, a "Fund," and, collectively, the "Funds"), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Sub-Adviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

The Sub-Adviser's Services.

(a) Discretionary Investment Management Services. The Sub-Adviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"). In said capacity, the Sub-Adviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, the Trust's By-Laws, and the Trust's registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser's or the Board's respective sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise either the Adviser's or the Board's respective right to control the overall management of the Fund's assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Sub-Adviser has the authority to enter into futures and swaps trading and clearing agreements with a broker, dealer, futures commission merchant, bank or investment bank on behalf of the Fund and to adhere on the Fund's behalf to the applicable International Swaps & Derivatives Association ("ISDA") over-the-counter ("OTC") derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., "SEFs"). Adviser represents and warrants that the investment objectives, policies, and restrictions of each Fund shall be as set forth in the Registration Statement from time to time; that Adviser shall provide Sub-Adviser with information (such as lists of screened securities) necessary to implement the investment objectives, policies, and restrictions of each Fund, including the  fundamental investment policy of engaging in Catholic Responsible InvestingSM; and that Sub-Adviser is entitled to rely on such information provided by Adviser. Sub-Adviser may engage any of its affiliates to assist it with providing its services under this Agreement (including affiliates outside of the United States), provided that Sub-Adviser will remain responsible for the performance of its obligations under this Agreement and exercise oversight over any such affiliates providing services under this Agreement.

(b) Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Sub-Adviser's business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company; provided that the Sub-Adviser's responsibility with respect to diversification and source of income requirements shall be limited to the Assets managed by the Sub-Adviser and that the Adviser shall be ultimately responsible for compliance with diversification and source of income requirements of the overall Fund. The Sub-Adviser shall maintain compliance procedures that the Sub-Adviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Sub-Adviser's full responsibility for any of the foregoing.

(c)  Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser's proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund's portfolio in furtherance of Adviser's Commitment to Catholic Responsible Investments.

(d) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust, or the Trust's Board the information required to be supplied under this Agreement by Sub-Adviser.

The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's Assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records required to be maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Sub-Adviser's responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, copies shall be delivered to the Trust upon request and upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding each Fund's holdings, and, on the Sub-Adviser's own initiative, may furnish the Adviser, the Trust, and the Trust's Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide, upon request, any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, the Trust's Board, and/or any Fund pricing agent and to provide reasonable assistance in connection with their determination of the fair value of any Fund holdings.

(f) Cooperation With Agents of the Adviser and the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities' obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation With Other Sub-Advisers. In performance of the Sub-Adviser's duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Sub-Adviser.

(h) Sub-Adviser's Services Not Exclusive. The Adviser acknowledges that the Sub-Adviser provides investment management services to other clients, and that the Sub-Adviser or any of the Sub-Adviser's officers, directors, shareholders or employees or any family member thereof may have an interest in one or more securities in which transactions are effected for a Fund or in any issuer thereof. The Adviser further acknowledges that the Sub-Adviser may provide investment advice, take actions and effect transactions in the performance of its duties with respect to a Fund which may be the same as, or may be different from, advice given, actions taken or transactions effected, with respect to one or more of the Sub-Adviser's other clients or for the account of the Sub-Adviser or any of the Sub-Adviser's officers, directors, shareholders or employees or any family member thereof. When recommending or effecting a transaction in a particular security for more than one client, the Sub-Adviser shall allocate such recommendations or transactions among all clients for whom such recommendation is made or transaction is effected on such basis as the Sub-Adviser deems equitable consistent with its fiduciary duty to the Fund(s). The Adviser acknowledges that transactions in a specific security may not be recommended or effected for all client accounts for which such transaction will be recommended or effected at the same time or at the same price.

Code of Ethics.

The Sub-Adviser has adopted a written code of ethics that the Sub-Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act ("Rule 17j-1"), which the Sub-Adviser has provided to the Adviser and the Trust. The Sub-Adviser must require that the Sub-Adviser's "Access Persons" (as that term is defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report to the Adviser and the Trust's Board concerning the Sub-Adviser's Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser promptly shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund, if such material violation would be likely to result in a disclosure of disciplinary information on Sub-Adviser's Form ADV during the annual update of the Sub-Adviser's Form ADV.

Information and Reporting.

The Sub-Adviser shall provide the Adviser, the Trust, and the Adviser's and the Trust's respective officers with such periodic reports concerning the obligations that the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request. The Adviser consents to electronic delivery of any reports or other information that may be requested by the Adviser required to be delivered by Sub-Adviser under this Agreement, or pursuant to applicable law, rule or regulation, including delivery of Part 2 of Sub-Adviser's Form ADV and any updates thereto, and Adviser represents that it has the means to, and will access, such disclosures in electronic format. Sub-Adviser shall provide Adviser with hard copies of any such disclosures upon request. The Adviser may revoke this consent upon written notice to Sub-Adviser.

(a) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser's Chief Compliance Officer promptly upon detection of (i) any material failure to manage a Fund in accordance with the Fund's investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Sub-Adviser's policies, guidelines, or procedures in connection with management of the Fund. In addition, the Sub-Adviser shall provide a quarterly report regarding each Fund's compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to, the 1940 Act, and the Fund's and the Adviser's policies, guidelines, or procedures as applicable to the Sub-Adviser's obligations under this Agreement with respect to the management of the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, in the Adviser's discretion, may provide these quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Sub-Adviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Adviser promptly shall notify the Trust and the Adviser in the event that: (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws; or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b) Inspection. Upon reasonable request and with no less than 10 days prior notice, the Sub-Adviser agrees to make the Sub-Adviser's records and premises (including the availability of the Sub-Adviser's employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Sub-Adviser's conduct of the Sub-Adviser's business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust's officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided by the Sub-Adviser to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Sub-Adviser's management of the Fund.

(c) Board and Filings Information. The Sub-Adviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Sub-Adviser's management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser shall make the Sub-Adviser's officers and employees available to meet with the Board from time to time on due notice to review the Sub-Adviser's investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d) Transaction Information. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser's or the Trust's respective designated agents to perform such compliance testing on each Fund and the Sub-Adviser's services as the Adviser and the Trust, in the Adviser's or the Trust's respective sole discretion, may determine to be appropriate. The provision of said information by the Sub-Adviser to the Adviser, the Trust, or the Adviser's or the Trust's respective designated agents in no way relieves the Sub-Adviser of the Sub-Adviser's own responsibilities under this Agreement.

Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of the Sub-Adviser's directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund's account with brokers or dealers ("Brokers") selected by the Sub-Adviser. The Sub-Adviser shall place these orders with or through such persons, brokers, or dealers chosen by the Sub-Adviser to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement. The Sub-Adviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of Brokers. Subject thereto, neither the Sub-Adviser nor any of its affiliates will be liable for the performance of the obligations, or acts or omissions of Brokers with respect to any transaction placed on behalf of the Assets.

(c) Best Execution. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser is directed at all times to use the Sub-Adviser's best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that the Sub-Adviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Sub-Adviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Sub-Adviser for a Fund.

(d) Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Sub-Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's or the Sub-Adviser's affiliates' services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser, therefore, also may consider the "brokerage and research services" provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Sub-Adviser's discretionary clients, including the Funds.

(e) Affiliated Brokers. The Sub-Adviser or any of the Sub-Adviser's affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or the Sub-Adviser's affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

(f) Aggregated Transactions. The Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser, or the Trust's principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Sub-Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with the Sub-Adviser's fiduciary obligations to the Fund and to such other clients under the circumstances.

(g) Reporting of Transactions. The Sub-Adviser shall provide each Fund's custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodians and foreign custodians, the Trust's transfer agent and pricing agents, and all other agents and representatives of the Trust.

Custody.

Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

Allocation of Charges and Expenses.

The Sub-Adviser shall bear the Sub-Adviser's own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

Representations, Warranties, and Covenants.

(a) Properly Registered. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that reasonably is likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Sub-Adviser's investment management operations.

(b) ADV Disclosure. The Sub-Adviser has provided the Adviser and the Trust with a copy of Part 1 of the Sub-Adviser's Form ADV, as most-recently filed with the Commission, and with a copy of Part 2 of the Sub-Adviser's Form ADV, as most-recently updated, and, promptly after filing any amendment to the Sub-Adviser's Form ADV with the Commission or updating Part 2 of the Sub-Adviser's Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c) Fund Disclosure Documents. The Sub-Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the "Disclosure Documents"), and provide feedback on disclosures related to Sub-Adviser's services under this Agreement to the best of Sub-Adviser's knowledge and represents and warrants that information provided to Adviser in response to such requests shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Use of the Name "Catholic Responsible Investments". Subject to the terms set forth in Section 8(a) of this Agreement, the Sub-Adviser has the right to use the name "Catholic Responsible Investments" in connection with the Sub-Adviser's services to the Trust, and the Adviser and the Trust shall have the right to use the name "Teachers Advisors, LLC" in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Sub-Adviser or the Trust to use the names "Catholic Responsible Investments" and "Teachers Advisors, LLC."

(e) Insurance. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide: (i) prior written notice to the Trust of any material changes in the Sub-Adviser's insurance policies or insurance coverage; or (ii) notice if any material claims are made on the Sub-Adviser's insurance policies. Furthermore, the Sub-Adviser, upon reasonable request, shall provide the Trust with any information that the Trust reasonably may require concerning the amount of or scope of said insurance.

(f) No Detrimental Agreement. The Sub-Adviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Sub-Adviser with respect to the Sub-Adviser's selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Sub-Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Sub-Adviser's personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel's own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Sub-Adviser's fiduciary duties under applicable law.

(h) Compliance Program of the Sub-Adviser. The Sub-Adviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and the Sub-Adviser's supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Sub-Adviser's activities or services reasonably could be expected materially to affect a Fund, the Sub-Adviser has adopted and implemented and shall maintain written policies and procedures that the Trust's chief compliance officer determines are reasonably designed to prevent violation of the "federal securities laws" (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Sub-Adviser's "Compliance Program").

(i) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a) The Name "Catholic Responsible Investments". The Adviser grants to the Sub-Adviser a limited, non-exclusive, non-sublicenseable, non-transferrable license to use the name and trademark "Catholic Responsible Investments" (the "Name") for the duration of this Agreement or until such license is terminated by the Adviser. The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, (i) the Adviser has the right to use, or authorize others to use, the Name (ii) the Adviser is the sole owner of the Name, all rights therein and all goodwill associated therewith, and (iii) all rights arising from use of the name by the Trust shall inure to the benefit of the Adviser. The Sub-Adviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of the Sub-Adviser shall make reference to or use the Name or any of Adviser's respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Sub-Adviser is authorized to disclose the Name and the Adviser's and each Fund's identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Sub-Adviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to the Sub-Adviser by the Adviser or Adviser's agent under this Agreement and the Sub-Adviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Sub-Adviser a sub-license to use a Fund's name or the Funds' names (collectively, a "Fund Name"). The foregoing authorization by the Trust to the Sub-Adviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Sub-Adviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Sub-Adviser or to a Fund under this Agreement.

(b)  The Name "Teachers Advisors, LLC." The Sub-Adviser grants to the Adviser and Trust a sub-license to use the name "Teachers Advisors, LLC" (the "Sub-Adviser Name") in connection with the Funds. The foregoing authorization by the Sub-Adviser to the Adviser to use the Sub-Adviser Name is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Sub-Adviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Sub-Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Sub-Adviser Name. The Adviser shall use the Sub-Adviser Name only in a manner consistent with uses approved by the Sub-Adviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Sub-Adviser Name or any of the Sub-Adviser's respective affiliates or clients names without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall terminate in the event that the Sub-Adviser no longer is a sub-adviser to the Fund.

9.	Sub-Adviser's Compensation.

The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than quarterly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Sub-Adviser.

The Sub-Adviser shall be compensated based on the portion of Fund Assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current quarter as a percentage of the total number of days in said quarter.

10.	Independent Contractor.

In the performance of the Sub-Adviser's duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to the Sub-Adviser's clients concerning the shares of a Fund, the Sub-Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement's "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate either (i) by vote of the Trust's Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b) The Adviser at any time may terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser and the Trust; or

(c) The Sub-Adviser at any time may terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d) This Agreement automatically shall terminate two (2) years from the date of the Agreement's execution unless the Agreement's renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Sub-Adviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders' approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e)  Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund's assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

13.	Certain Definitions.

For the purposes of this Agreement:

(a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability of the Sub-Adviser.

(a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements provided by the Sub-Adviser to the Adviser for use in a Fund's Disclosure Documents relating to the Sub-Adviser and the Sub-Adviser's affiliates, the Fund's investment strategies and related risks, and other information supplied by the Sub-Adviser for inclusion therein.

(b) The Sub-Adviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Sub-Adviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, subject to Section 1(b) herein (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

(c) The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an "Sub-Adviser Indemnified Party") against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Sub-Adviser provided to the Adviser for use in any Disclosure Document relating to the Sub-Adviser and the Sub-Adviser's affiliates, each Fund's investment strategies and related risks, and other information supplied by Sub-Adviser for inclusion therein, or the omission by the Sub-Adviser from information provided to the Adviser for use in a Disclosure Document of a material fact regarding the Sub-Adviser or the Sub-Adviser's investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) except as otherwise provided in this Agreement, the Sub-Adviser's performance or non-performance of the Sub-Adviser's duties hereunder where the Sub-Adviser acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties hereunder in such performance or non-performance; provided, however, that nothing herein shall be deemed to protect any Sub-Adviser Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust's shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person's office with the Trust. The Sub-Adviser's indemnification obligation shall not apply to any losses, claims, damages, expenses, or liabilities to the extent those losses, claims, damages, expenses, or liabilities are caused by a Sub-Adviser Indemnified Party's gross negligence, willful misfeasance, bad faith, or reckless disregard of its duties hereunder.

(d) The Adviser shall indemnify and hold harmless the Sub-Adviser, each affiliated person of the Sub-Adviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act (any said person, a "Adviser Indemnified Party") against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; or (ii) except as otherwise provided in this Agreement, Adviser's performance or non-performance of Adviser's duties hereunder where the Adviser acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties hereunder in such performance or non-performance.

(e) Notwithstanding the foregoing, nothing in this Agreement or its performance shall be construed to create any obligation or responsibility on the part of the Adviser or Sub-Adviser for (i) consequential, indirect, special or hypothetical damages or (ii) losses caused by a third party (other than an Adviser Indemnified Party or Sub-Adviser Indemnified Party, as the case may be, to the extent they are indemnified under section (c) of this Paragraph 14), except where such third-party is performing delegated duties of the Adviser or Sub-Adviser. For the avoidance of doubt, the Sub-Adviser shall not be responsible for any loss or damage solely incurred by reason of any act or omission of any custodian, broker or dealer, whether appointed by the Trust or the Adviser or chosen in good faith by the Sub-Adviser.

(g) If any party seeks indemnification under this Agreement, it shall promptly notify the other party (the "Indemnifying Party") in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the Indemnifying Party. The Indemnifying Party shall have the right to participate at its own expense in the defense of any such claim or action with counsel of its own choosing reasonably satisfactory to the Adviser Indemnified Party or Sub-Adviser Indemnified Party, as the case may be, and the Adviser Indemnified Party or Sub-Adviser Indemnified Party, as applicable, shall cooperate with the Indemnifying Party in the defense or settlement of any matter that is covered by Section 14(c) or Section 14(d), respectively, of this Agreement, subject to reimbursement by the Indemnifying Party for expenses incurred by the Adviser Indemnified Party or Sub-Adviser Indemnified Party, as the case may be, in connection with the Adviser Indemnified Party's (or Sub-Adviser Indemnified Party's) participation in the defense. No Adviser Indemnified Party or Sub-Adviser Indemnified Party, as applicable, shall agree to the settlement or compromise of any claim or action without the written consent of the Indemnifying Party.

15.	Confidentiality.

(a) From time to time, a party may disclose, exchange, or make available, the party's "Confidential Information" (as that term is defined below) to the other parties. For purposes of this Agreement, "Confidential Information" shall mean any information, data, or materials pertaining to a party's ("Discloser") or the party's affiliates' or subsidiaries' business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient ("Recipient"); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient's knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c) Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient's own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient's officers, directors, representatives, agents, or employees only on a "need-to-know" basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser's officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient's representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d) Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser's expense in defending against any said court or administrative order.

(f) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party's possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Sub-Adviser's Ownership.

The Sub-Adviser agrees that the Sub-Adviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser that could: (i) materially impact the services provided by the Sub-Adviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19.	Tax Matters.

Except as otherwise specified in the Guidelines, Sub-Adviser will provide investment management services for a Fund without regard to any tax consequences that may result from any action taken or omitted by Sub-Adviser on behalf of the Fund. Neither Sub-Adviser nor any of its affiliates provide tax advice in connection with investment of the Account's assets.

20.	Class Actions and Other Legal Proceedings.

Sub-Adviser will not compile or file claims or take any related actions on behalf of a Fund in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Fund ("Legal Proceedings"). The Sub-Adviser shall provide such factual information relating to a Fund in its possession as the Adviser may reasonably request.

21.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

22.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement's construction.

23.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24.	Force Majeure.

The Sub-Adviser will not be deemed in breach of this Agreement to the extent that any delay or failure in performance results, without the Sub-Adviser's fault or negligence, from any cause beyond its control, such as acts of God, civil or military strife, earthquakes, floods, power outages, or extraordinary market conditions. This Section shall not excuse the Sub-Adviser from any liability which results from failure to have in place reasonable disaster recovery and safeguarding plans adequate to perform its obligations under this Agreement.

25.	Instructions.

The Sub-Adviser shall not be liable for acting upon any instruction or document reasonably believed by the Sub-Adviser to be genuine from a person with apparent authority to provide such instruction or document on behalf of the Adviser.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCroy
Title:	President & CEO

Teachers Advisors, LLC

By:	/s/ John M. McCann
Name:	John M. McCann
Title:	Managing Director, Associate General Counsel

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

SCHEDULE A

to the

SUB-ADVISORY AGREEMENT

dated June 1, 2022, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

TEACHERS ADVISORS, LLC

The Adviser shall pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Funds as may be allocated by the Adviser to the Sub-Adviser from time to time in accordance with the following fee schedule:

Fund
CATHOLIC RESPONSIBLE INVESTMENTS SHORT TERM BOND FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND	[REDACTED]

EXHIBIT B

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Wellington Management Company, LLP, relating to the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the "Agreement") made as of this 17th day of November, 2021, by and between Christian Brothers Investment Services, Inc. (the "Adviser"), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and Wellington Management Company LLP (the "Sub-Adviser"), a Delaware limited liability partnership, with the Sub-Adviser's principal place of business at 280 Congress Street, Boston, Massachusetts 02210.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of the Catholic Responsible Investments Funds (the "Trust"), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the series set forth on Schedule A to this Agreement (each, a "Fund," and, collectively, the "Funds"), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Sub-Adviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

The Sub-Adviser's Services.

(a) Discretionary Investment Management Services. The Sub-Adviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"). In said capacity, the Sub-Adviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, the Trust's By-Laws, and the Trust's registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser's or the Board's respective sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise either the Adviser's or the Board's respective right to control the overall management of the Fund's assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Sub-Adviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund's behalf to the applicable International Swaps & Derivatives Association ("ISDA") over-the-counter ("OTC") derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., "SEFs"). Sub-Adviser may engage any of its affiliates to assist it with providing its services under this Agreement (including affiliates outside of the United States), provided that Sub-Adviser will remain responsible for the performance of its obligations under the Agreement.

(b) Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Sub-Adviser's business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that the Sub-Adviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Sub-Adviser's full responsibility for any of the foregoing.

(c)  Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser's proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund's portfolio in furtherance of Adviser's Commitment to Catholic Responsible Investments.

(d) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust, or the Trust's Board the information required to be supplied under this Agreement by Sub-Adviser.

The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's Assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records required to be maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Sub-Adviser's responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding each Fund's holdings, and, on the Sub-Adviser's own initiative, may furnish the Adviser, the Trust, and the Trust's Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide, upon request, any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, the Trust's Board, and/or any Fund pricing agent, and to provide reasonable assistance in connection with their determination of the fair value of any Fund holdings.

(f) Cooperation With Agents of the Adviser and the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities' obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation With Other Sub-Advisers. In performance of the Sub-Adviser's duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Sub-Adviser.

Code of Ethics.

The Sub-Adviser has adopted a written code of ethics that the Sub-Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act ("Rule 17j-1"), which the Sub-Adviser has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that the Sub-Adviser's "Access Persons" (as that term is defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report to the Adviser and the Trust's Board concerning the Sub-Adviser's Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser promptly shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

Information, Reporting and Notice.

(a) Notice. The Sub-Adviser shall provide the Adviser, the Trust, and the Adviser's and the Trust's respective officers with such periodic reports concerning the obligations that the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

Any notice to be given pursuant to the Agreement will be deemed to have been duly given or made as of the date delivered or transmitted, and will be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the following addresses, or sent by electronic transmission to the fax number specified below:

To Wellington Management at:

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

Attention: Legal and Compliance

Fax No: +1-617-790-7760

To the Adviser at: Christian Brothers Investment Services, Inc.

125 S. Wacker Drive, Suite 2400

Chicago, IL 60606

Attention: [Name/Dept] Fax No: [xxx-xxx-xxxx]

The Adviser consents to electronic delivery of any reports or other information that may be requested by the Adviser required to be delivered by Sub-Adviser under this Agreement, or pursuant to applicable law, rule or regulation, including delivery of Part 2 of Sub-Adviser's Form ADV and any updates thereto, and Adviser represents that it has the means to, and will access, such disclosures in electronic format. Sub-Adviser shall provide Adviser with hard copies of any such disclosures upon request. The Adviser may revoke this consent upon written notice to Sub-Adviser.

(b) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser's Chief Compliance Officer promptly upon detection of (i) any material failure to manage a Fund in accordance with the Fund's investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Sub-Adviser's policies, guidelines, or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding each Fund's compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines, or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser, in the Adviser's discretion, may provide these quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Sub-Adviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Adviser promptly shall notify the Trust and the Adviser in the event that: (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws; or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(c) Inspection. Upon reasonable request, the Sub-Adviser agrees to make the Sub-Adviser's records and premises (including the availability of the Sub-Adviser's employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Sub-Adviser's conduct of the Sub-Adviser's business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust's officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided by the Sub-Adviser to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Sub-Adviser's management of the Fund.

(d) Board and Filings Information. The Sub-Adviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Sub-Adviser's management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser shall make the Sub-Adviser's officers and employees available to meet with the Board from time to time on due notice to review the Sub-Adviser's investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(e) Transaction Information. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser's or the Trust's respective designated agents to perform such compliance testing on each Fund and the Sub-Adviser's services as the Adviser and the Trust, in the Adviser's or the Trust's respective sole discretion, may determine to be appropriate. The provision of said information by the Sub-Adviser to the Adviser, the Trust, or the Adviser's or the Trust's respective designated agents in no way relieves the Sub-Adviser of the Sub-Adviser's own responsibilities under this Agreement.

Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of the Sub-Adviser's directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund's account with brokers or dealers ("Brokers") selected by the Sub-Adviser. The Sub-Adviser shall place these orders with or through such persons, brokers, or dealers chosen by the Sub-Adviser in accordance with its Policies and Procedures on Order Execution, as may be amended from time to time, and which is available upon request, to the extent such policies and procedures do not conflict with the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board or the Adviser may direct in writing from time to time, and in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement. The Sub-Adviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of Brokers. Subject thereto, neither the Sub-Adviser nor any of its affiliates will be liable for the performance of the obligations, or acts or omissions of Brokers with respect to any transaction placed on behalf of the Assets.

(c) Best Execution. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser shall seek on behalf of each Fund best execution of Adviser's trades considering all relevant circumstances. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that the Sub-Adviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Sub-Adviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Sub-Adviser for a Fund.

(d) Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Sub-Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's or the Sub-Adviser's affiliates' services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser, therefore, also may consider the "brokerage and research services" provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Sub-Adviser's discretionary clients, including the Funds.

(e) Affiliated Brokers. The Sub-Adviser or any of the Sub-Adviser's affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or the Sub-Adviser's affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

(f) Aggregated Transactions. The Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser, or the Trust's principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Sub-Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with the Sub-Adviser's fiduciary obligations to the Fund and to such other clients under the circumstances.

(g) Reporting of Transactions. The Sub-Adviser shall provide each Fund's custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodians and foreign custodians, the Trust's transfer agent and pricing agents, and all other agents and representatives of the Trust.

Custody.

Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

Allocation of Charges and Expenses.

The Sub-Adviser shall bear the Sub-Adviser's own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

Representations, Warranties, and Covenants.

(a) Properly Registered. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that reasonably is likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Sub-Adviser's investment management operations.

(b) ADV Disclosure. The Sub-Adviser has provided the Adviser and the Trust with a copy of Part 1 of the Sub-Adviser's Form ADV, as most-recently filed with the Commission, and with a copy of Part 2 of the Sub-Adviser's Form ADV, as most-recently updated, and, promptly after filing any amendment to the Sub-Adviser's Form ADV with the Commission or updating Part 2 of the Sub-Adviser's Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c) Fund Disclosure Documents. The Sub-Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the "Disclosure Documents"), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Use of the Name "Catholic Responsible Investments". Subject to the terms set forth in Section 8(a) of this Agreement, the Sub-Adviser has the right to use the name "Catholic Responsible Investments" in connection with the Sub-Adviser's services to the Trust, and the Adviser and the Trust shall have the right to use the name "Wellington Management Company LLP" in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Sub-Adviser or the Trust to use the names "Catholic Responsible Investments" and "Wellington Management Company LLP."

(e) Insurance. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide: (i) prior written notice to the Trust of any material changes in the Sub-Adviser's insurance policies or insurance coverage; or (ii) notice if any material claims are made on the Sub-Adviser's insurance policies. Furthermore, the Sub-Adviser, upon reasonable request, shall provide the Trust with information that the Trust reasonably may require concerning the amount of or scope of said insurance.

(f) No Detrimental Agreement. The Sub-Adviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Sub-Adviser with respect to the Sub-Adviser's selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Sub-Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Sub-Adviser's personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel's own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Sub-Adviser's fiduciary duties under applicable law.

(h) Compliance Program of the Sub-Adviser. The Sub-Adviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and the Sub-Adviser's supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Sub-Adviser's activities or services reasonably could be expected materially to affect a Fund, the Sub-Adviser has adopted and implemented and shall maintain written policies and procedures that the Trust's chief compliance officer determines are reasonably designed to prevent violation of the "federal securities laws" (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Sub-Adviser's "Compliance Program").

(i) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a) The Name "Catholic Responsible Investments". The Adviser grants to the Sub-Adviser a limited, non-exclusive, non-sublicenseable, non-transferrable license to use the name and trademark "Catholic Responsible Investments" (the "Name") for the duration of this Agreement or until such license is terminated by the Adviser. The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, (i) the Adviser has the right to use, or authorize others to use, the Name (ii) the Adviser is the sole owner of the Name, all rights therein and all goodwill associated therewith, and (iii) all rights arising from use of the name by the Trust shall inure to the benefit of the Adviser. The Sub-Adviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser's respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Sub-Adviser is authorized to disclose the Name and the Adviser's and each Fund's identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Sub-Adviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to the Sub-Adviser by the Adviser or Adviser's agent under this Agreement and the Sub-Adviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Sub-Adviser a sub-license to use a Fund's name or the Funds' names (collectively, a "Fund Name"). The foregoing authorization by the Trust to the Sub-Adviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Sub-Adviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Sub-Adviser or to a Fund under this Agreement.

(b)  The Name "Wellington Management Company LLP." Sub-Adviser shall provide to the Adviser, upon reasonable request, information relating to Sub-Adviser and its services to the Assets for inclusion in any promotional or disclosure materials relating to the Account. The Adviser will not use Sub-Adviser's name, logo or make any statements relating to Sub-Adviser or its affiliates in any promotional or disclosure materials unless and until Sub-Adviser has reviewed and approved the materials prior to their first use, which approval will not be unreasonably withheld or delayed. The Adviser shall indemnify and hold harmless Sub-Adviser from any losses or costs arising from the Adviser's unauthorized use of Sub-Adviser's name and logo in marketing materials.

9.	Sub-Adviser's Compensation.

The Adviser shall pay to the Sub-Adviser, on the calendar quarter in arrears, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed based upon the average of daily assets reflected on the books and records of the administrator and paid not less than quarterly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Sub-Adviser.

The Sub-Adviser shall be compensated based on the portion of Fund Assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. During the initial term for which this Agreement becomes effective, the fee provided in this Section shall be subject to a pro rata adjustment based on the number of days the Agreement is effective during the quarter. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current quarter as a percentage of the total number of days in said quarter.

10.	Independent Contractor.

In the performance of the Sub-Adviser's duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to the Sub-Adviser's clients concerning the shares of a Fund, the Sub-Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement's "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(f) The Trust may cause this Agreement to terminate either (i) by vote of the Trust's Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(g) The Adviser at any time may terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser and the Trust; or

(h) The Sub-Adviser at any time may terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(i) This Agreement automatically shall terminate two (2) years from the date of the Agreement's execution unless the Agreement's renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Sub-Adviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders' approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(j)  Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund's assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

13.	Certain Definitions.

For the purposes of this Agreement:

(a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability of the Sub-Adviser.

(a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund's Disclosure Documents relating to the Sub-Adviser and the Sub-Adviser's affiliates, the Fund's investment strategies and related risks, and other information supplied by the Sub-Adviser for inclusion therein.

(b) The Sub-Adviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Sub-Adviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

(c) The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an "Indemnified Party") against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Sub-Adviser contained in any Disclosure Document relating to the Sub-Adviser and the Sub-Adviser's affiliates, each Fund's investment strategies and related risks, and other information supplied by Sub-Adviser for inclusion therein, or the omission by the Sub-Adviser from a Disclosure Document of a material fact regarding the Sub-Adviser or the Sub-Adviser's investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's performance or non-performance of the Sub-Adviser's duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust's shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person's office with the Trust.

15.	Confidentiality.

(g) From time to time, a party may disclose, exchange, or make available, the party's "Confidential Information" (as that term is defined below) to the other parties. For purposes of this Agreement, "Confidential Information" shall mean any information, data, or materials pertaining to a party's ("Discloser") or the party's affiliates' or subsidiaries' business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(h) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient ("Recipient"); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient's knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(i) Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient's own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient's officers, directors, representatives, agents, or employees only on a "need-to-know" basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser's officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient's representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(j) Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(k) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser's expense in defending against any said court or administrative order.

(l) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party's possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Sub-Adviser's Ownership.

The Sub-Adviser agrees that the Sub-Adviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser that could: (i) materially impact the services provided by the Sub-Adviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected. Furthermore, the Sub-Adviser will notify the Adviser of any additions to or withdrawals of partners of Sub-Adviser within a reasonable time after such additions or withdrawals.

19.	Tax Matters.

Except as otherwise specified in the Guidelines, Sub-Adviser will provide investment management services for the Fund without regard to any tax consequences that may result from any action taken or omitted by Sub-Adviser on behalf of the Fund. Neither Sub-Adviser nor any of its affiliates provide tax advice in connection with investment of the Account's assets.

20.	Use of Service Providers.

The Sub-Adviser may employ third party agents to perform any administrative or ancillary services, including security and cash reconciliation, portfolio pricing, guideline coding, and corporate action processing, required to enable Sub-Adviser to perform the services under this Agreement. Adviser authorizes Sub-Adviser to provide necessary information about the Trust and the Trust's investments to such third-party agents to perform such services. Sub-Adviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of agents, and the Adviser will not be responsible for any fees which any agent may charge in connection with such services. Sub-Adviser will remain responsible for the performance of its obligations under this Agreement and its liability will not be affected by the fact that it has employed third party agents to perform any administrative or ancillary services. Furthermore, the Sub-Adviser may utilize unaffiliated third-party data service providers in effecting compliance with the Guidelines and/or client instructions, and Sub-Adviser shall not be held responsible for any losses resulting from non-compliance with the Guidelines or client instructions where Sub-Adviser has reasonably relied on information provided by third-party data service providers.

21.	Class Actions and Other Legal Proceedings.

Sub-Adviser will not compile or file claims or take any related actions on behalf of the Fund in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Account ("Legal Proceedings"). The Sub-Adviser shall provide factual information relating to Fund's account in its possession as the Adviser may reasonably request.

22.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

23.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement's construction.

24.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25.	Force Majeure.

No party to this Agreement will be liable for any failure or delay in performing any of its obligations under or pursuant to the Agreement, and any such failure or delay in performing its obligations will not constitute a breach of the Agreement, if such failure or delay is due to any cause whatsoever outside its reasonable control (including but not limited to epidemics, any act of provision of any present or future law or regulation or governmental authority, natural catastrophes, civil or military disturbances, loss or malfunctions of utilities, any act of God or war, terrorism or the unavailability of the Federal Reserve Bank or other wire or communication facility). Any such non-performing party will be entitled to a reasonable extension of the time for performing such obligations. Events outside a party's reasonable control include any event or circumstance that the party is unable to avoid using reasonable skill and care.

26.	Electronic Signature.

The parties agree that this Agreement and any documents related hereto may be electronically signed. The parties agree that any electronic signatures appearing on this Agreement and any related documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

Pursuant to an Exemption from the Commodity Futures Trading Commission in connection with accounts of qualified eligible persons, this brochure or account document is not required to be and has not been filed with the Commission. The Commodity Futures Trading Commission does not pass upon the merits of participating in a trading program or upon the adequacy or accuracy of commodity trading advisor disclosure. Consequently, the Commodity Futures Trading Commission has not reviewed or approved this trading program or this brochure or account document

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCroy
Title:	President and Chief Executive Officer

Wellington Management Company LLP

By:	/s/ Desmond Havlicek
Name:	Desmond Havlicek
Title	Senior Managing Director

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

AMENDED SCHEDULE A

dated June 1, 2022, to the

SUB-ADVISORY AGREEMENT

dated November 17, 2021, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

Wellington Management Company LLP

1. The Adviser shall pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Funds as may be allocated by the Adviser to the Sub-Adviser from time to time in accordance with the following fee schedule:

Fund
CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND	[REDACTED]

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCoy
Title:	President and Chief Executive Officer

Wellington Management Company LLP

By:	/s/ Charles Mulhern
Name:	Charles Mulhern
Title	Senior Managing Director

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

 B-20